EXHIBIT 10(rr)

                               DATED 7 MAY 1997
                            SHAREHOLDERS AGREEMENT


                            SONS OF GWALIA LIMITED
                                    ("SGW")
                        BURMINE INVESTMENTS PTY LIMITED
                                  ("BURMINE")
                              ORION RESOURCES NL
                                   ("ORION")
                          COEUR AUSTRALIA PTY LIMITED
                              ("COEUR AUSTRALIA")
                            GASGOYNE GOLD MINES NL
                                 ("GASGOYNE")

                           Mallesons Stephen Jaques
                                  Solicitors

                            Governor Phillip Tower
                                1 Farrer Place
                                Sydney NSW 2000
                          Telephone (61 2) 9296 2000
                             Fax (61 2) 9296 3999
                                 DX 113 Sydney
                                 Ref: JJW:AGB

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                                                                             1


 CONTENTS               SHAREHOLDERS AGREEMENT
 ----------------------------------------------
 1    INTERPRETATION                                    1
 2    TERM                                              4
 3    OBJECTS                                           4
 4    TRANSFER OF SHARES                                5
            Transfer                                    5
            Transfer notice                             5
            First right of refusal                      5
            No purchaser found                          6
            Transfers to related parties                6
            Transferees bound                           6
 5    ACQUISITION WITHIN AREA OF INTEREST               7
 6    CASH CALLS                                        8
 7    BOARD OF DIRECTORS OF GASGOYNE                    9
 8    CERTAIN CORPORATE ACTIONS                        10
 9    DIVIDEND POLICY                                  12
10    ACCOUNTS AND RECORDS                             12
11    SHAREHOLDER COMMITMENT                           13
12    TERMINATION                                      13
            SHAREHOLDER DEFAULT                        13
13    COSTS                                            15
14    INCONSISTENCY WITH MEMORANDUM OR ARTICLES        15
15    NOTICES                                          16
16    MISCELLANEOUS                                    17
            Exercise of rights                         17
            Waiver and variation                       17
            Approvals and consents                     17
            Remedies cumulative                        17
            Further assurances                         17
            No partnership                             17
            Injunctive relief                          17
            Confidentiality                            18
            Counterparts                               18
17    ENTIRE AGREEMENT                                 18
18    GOVERNING LAW, JURISDICTION AND SERVICE OF
       PROCESS                                         18


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                                                                             2

            SHAREHOLDERS AGREEMENT

DATE:       7 May 1997

PARTIES: SONS OF GWALIA LIMITED (ACN 008994287) of 16 Parliament Place, West Perth, Western Australia ("SGW")
            BURMINE INVESTMENTS PTY LIMITED (ACN 006750205) of 16 Parliament Place, West Perth, Western Australia ("Burmine")
            ORION RESOURCES NL (ACN 009 182 825) of 16 Parliament Place, West Perth, Western Australia ("ORION")
            COEUR AUSTRALIA PTY LIMITED (ACN 077674974) of LEVEL 53, Governor Phillip TOWER, 1 FARRER PLACE, SYDNEY ("COEUR AUSTRALIA")
            GASGOYNE GOLD MINES NL (ACN 009212382) of 16 Parliament Place, West Perth, Western Australia ("GASGOYNE")

RECITALS:

      A. As at the Effective Date, SGW (together with its Wholly-owned Subsidiaries) and Coeur Australia (together with its Parent) are (or are entitled to become) the registered and beneficial owners of 28,114,599 Shares each.

      B.    Burmine and Orion are Wholly-owned Subsidiaries of SGW.

      C. SGW and Coeur Australia have agreed to make certain arrangements in respect of the Shares owned by them (or their Parents or Wholly-owned Subsidiaries) and with respect to the direction of the business of Gasgoyne.

OPERATIVE PROVISIONS:

1     INTERPRETATION

      1.1 The following words have these meanings in this agreement unless the contrary intention appears.

            $ means the lawful currency of Australia.

            ACCOUNTS means the consolidated profit and loss accounts and consolidated balance sheets for Gasgoyne and its subsidiaries required to be prepared from time to time under the Corporations Law.

            ADVANCE means a contribution by a non-defaulting Shareholder, on behalf of a defaulting Shareholder, to satisfy the defaulting Shareholder's proportionate share of a Cash Call.

            AREA OF INTEREST means any "area of interest" or "area of influence" as defined and provided for in any existing joint venture agreements to which Gasgoyne is a party including any areas of influence provided for in:

            (a) the Marvel Loch Joint Venture Agreement between Gasgoyne and Orion dated 18 MAY 1993; and


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                                                                             2

            (b) the Yilgarn Star Exploration Joint Venture Agreement dated 13 February 1991 between Gasgoyne, Orion and Bredelle Pty Limited, as amended.

            ARTICLES means the articles of association of Gasgoyne as altered or added to from time to time.

            BOARD means all or some of the Directors acting as a board.

            BUSINESS   means  the  current   business  of  Gasgoyne   and  its
            subsidiaries described in clause 3.1.

            BUSINESS DAY means a day on which trading banks are open for general banking business in Perth.

            CASH  CALL  means  a  demand  for  cash   contributions  from  the
            Shareholders issued by Gasgoyne in accordance with clause 6.

            CHAIRMAN means the Chairman of the board of directors of Gasgoyne.

            CLEARANCES   means  all  necessary   governmental  and  regulatory
            approvals and clearances.

            COEUR means Coeur d'Alene Mines Corporation.

            DIRECTOR means a director of Gasgoyne.

            EFFECTIVE DATE means the date on which completion occurs under the Equalisation Agreement.

            EQUALISATION AGREEMENT means the agreement entitled Agreement for the Sale and Issue of Shares dated on or about the date of this agreement between the parties to this agreement.

            MAJORITY APPROVAL OF THE BOARD means either:

            (c) the written consent of the Board duly signed by a simple majority of the Directors; or

            (d) a resolution of the Board duly passed by a simple majority of the Directors present and voting at the relevant meeting of the Board.

            MANAGEMENT SERVICES AGREEMENT means the agreement so entitled dated on or about the date of this agreement between SGW, Coeur Australia and Gasgoyne.

            MEMORANDUM means the memorandum of association of Gasgoyne as altered or added to from time to time.

            PARENT means a holding company of another company where none of that other company's shares are held by a person other than that holding company or a nominee of that holding company.

            RELATED BODY CORPORATE HAS the same meaning as in the Corporations Law.


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                                                                             3

            SHAREHOLDER means each of SGW, Burmine and Coeur Australia and any other person who, after the date of this agreement, acquires Shares by way of transfer permitted by this agreement.

            SHARES means ordinary shares of $0.20 each in the capital of Gasgoyne.

            SPECIAL APPROVAL OF THE BOARD means:

            (a) the written consent of the Board duly signed by all Directors; or

            (b) a resolution of the Board duly passed by an 80% majority of the Directors present and voting at the relevant meeting of the Board.

            WHOLLY-OWNED   SUBSIDIARY   has  the  same   meaning   as  in  the
            Corporations Law.

            YILGARN STAR PRODUCTION JOINT VENTURE means the joint venture between Gasgoyne, Orion Resources NL and Bredelle Pty Limited pursuant to a joint venture agreement between those parties dated 7 January 1991 as amended.

      1.2   In this agreement unless the contrary intention appears:

            (a) a reference to a clause, schedule, annexure or appendix is a reference to a clause of or schedule, annexure or appendix to this agreement and references to this agreement include any recital, schedule, annexure or appendix;

            (b) a reference to this agreement or another instrument includes any variation or replacement of either of them;

            (c) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

            (d)   the singular includes the plural and vice versa;

            (e) the word person includes a firm, a body corporate, an unincorporated association or an authority;

            (f) a reference to a person includes a reference to the person's executors, administrators, successors, substitutes (including, but not limited to, persons taking by novation) and assigns;

            (g) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

            (h) an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;


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                                                                             4

            (i) if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

            (j) a reference to a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later; and

            (k) if an event must occur on a stipulated day which is not a Business Day then the stipulated day will be taken to be the next Business Day.

      1.3 The parties acknowledge and agree that for the purposes of clauses 6 and 7, "SGW" shall mean Sons of Gwalia Limited, Burmine Investments Pty Limited and Orion Resources NL and that SGW, Burmine and Orion shall be construed as one Shareholder and one party.

      1.4 Headings are inserted for convenience and do not affect the interpretation of this agreement.

2     TERM

            This agreement shall take effect on and from the Effective Date and shall continue until terminated pursuant to clause 12 or otherwise.

3     OBJECTS

      3.1 Notwithstanding the generality of the corporate objectives enumerated in the Memorandum and the Articles, the current business of Gasgoyne is limited to being an Australian based gold producer with exploration and producing assets located in Western Australia and Indonesia including:

            (a) a 50% interest in the Yilgarn Star Production Joint Venture at Marvel Loch, located approximately 370 kilometres east of Perth;

            (h) a 45% interest in the Awak Mas gold project, located in the South Sulawesi province of Indonesia; and

            (c) gold exploration tenements in the Laverton, Norseman and Marvel Loch districts in Western Australia,

            and all other activities and business incidental thereto and otherwise most of which are conducted pursuant to the joint venture agreements to which Gasgoyne is a party.

      3.2 The nature and the scope of the Business may from time to time be expanded, reduced or otherwise altered in accordance with clause 8.2(b)(xii).

      3.3 The parties are free to pursue, and this agreement is not to be construed otherwise, all their separate business interests outside the Area of


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                                                                             5

            Interest, and this agreement is not to be construed as creating any fiduciary relationship between the parties in this regard.

      3.4 Each of SGW and Coeur Australia agrees and declares that it, and will procure that its Wholly-owned Subsidiaries, will at all times act in good faith in relation to the other parties with respect to all matters relating to this agreement, Gasgoyne and its business including being just and faithful in all activities with each other.

      3.5 SGW represents and warrants to Coeur Australia that as at the date of this agreement Burmine and Orion are Wholly-owned Subsidiaries of SGW.

4     TRANSFER OF SHARES

TRANSFER

      4.1 A Shareholder must not transfer Shares other than in accordance with this clause 4.

      4.2 In this clause 4, "transfer" in relation to shares means any assignment, sale, transfer, gift or disposal of' or any agreement offer or option to assign, sell, transfer, give or otherwise dispose of, shares or rights in respect of shares or of any legal, equitable or beneficial interest in the shares.

TRANSFER NOTICE

      4.3 If a Shareholder ("PROPOSING TRANSFEROR") wishes to transfer any Shares it must first give to Gasgoyne and the other Shareholders notice in writing of such wish ("TRANSFER NOTICE").

      4.4   A Transfer Notice:

            (a) may be given in respect of some or all of the Proposing Transferor's shares ("SALE SHARES");

            (b) must specify the Sale Shares and state that the Sale Shares are offered for sale at the price stated in the notice ("OFFER PRICE"); and

            (c) must specify any other terms and conditions upon which the Proposing Transferor wishes to transfer the Sale Shares.

            Where the consideration offered for the Shares is shares in another company, the Transfer Notice must also provide a cash equivalent consideration. In this case, if any of the other Shareholders disagree with the cash equivalent calculation, the provisions of clauses 12.3 and 12.4 will apply to determine the cash equivalent consideration.

FIRST RIGHT OF REFUSAL

      4.5 The Transfer Notice will be deemed to be an offer by the Proposing Transferor to sell the Sale Shares to each other Shareholder as nearly as may be in proportion to its existing shareholding at the price, and on such other terms and conditions, as are specified in the Transfer Notice


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                                                                             6

            (or otherwise determined in accordance with clause 4.4). For the purpose of this clause 4.5:

            (a)   SGW  and  its  Wholly-owned   Subsidiaries   shall  be  each
                  construed as one Shareholder having a shareholding equal to their aggregate shareholding in Gasgoyne; and

            (b) Coeur Australia and its Parent or Wholly-owned Subsidiaries shall be each cons trued as one Shareholder having a shareholding equal to their aggregate shareholding in Gasgoyne.

      4.6 If any Sale Shares are not accepted by Shareholders within 15 days of receipt of the Transfer Notice) the Proposing Transferor shall be free for a period of 90 days thereafter to sell such unaccepted Sale Shares to persons who are not Shareholders on terms no more favourable to the purchaser than those set out in the Transfer Notice and at a price per share not lower than that offered to the Sale Shares to the Shareholders and the Proposing Transferor is bound upon payment of that price to transfer the Sale Shares to the purchaser.

NO PURCHASER FOUND

      4.7 If a purchaser is not found for any of the unaccepted Sale Shares during the 90 day period specified in clause 4.6, those Sale Shares will again be subject to the provisions of this clause 4.

TRANSFERS TO RELATED PARTIES

      4.8 A Shareholder may at any time transfer to a Parent or a Wholly-owned Subsidiary of the Shareholder all or any of its Shares without complying with clauses 4.3 to 4.7

      4.9 If a Parent or a Wholly-owned Subsidiary of a Shareholder to whom Shares are transferred pursuant to clause 4.8 ceases to have the characteristics which qualify it as a Parent or a Wholly-owned Subsidiary of the Shareholder, then the member must procure that the Parent or a Wholly-owned Subsidiary transfers all of its Shares to a person who then qualifies as a Parent or a Wholly-owned Subsidiary of the Shareholder or to the Shareholder itself, and articles 4.3 to 4.7 do not apply to such transfer.

TRANSFEREES BOUND

      4.10 Any transfer of any Shares or any issue of securities in the capital of Gasgoyne shall be conditional upon:

            (a)   compliance with the Articles;

            (b) in the case of any transfer to a person who is not a party to this agreement, such transferee first entering into an agreement with Gasgoyne and those remaining of the Shareholders, pursuant to which such transferee agrees to be bound by this agreement and undertakes to perform, observe and enjoy all the transferring person's obligations and rights under this agreement so far as the same remained to be performed and observed; and


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                                                                             7

            (c) in the case of any issue of securities the allottee of such securities first entering into a binding agreement with Gasgoyne and those remaining of the Shareholders in a form acceptable to those persons and substantially similar to this agreement.

5     ACQUISITION WITHIN AREA OF INTEREST

      5.1 Subject to clause 5.2, any interest or option to acquire any interest held by a Shareholder or any Related Body Corporate of such party in any mining tenements within the Area of Interest is subject to the provisions of this clause 5.

      5.2   The provisions of this clause 5 do not apply to:

            (a) the acquisition of a business (whether by purchase of a controlling interest of voting shares, purchase of all or substantially all of the assets, merger consolidation or otherwise) which holds an interest or a right to acquire an interest in any mining tenements within the Area of Interest; or

            (b) any mining tenements which are, as at the date of this agreement, owned or leased, or which are the subject of joint venture agreements, options or tribute agreements entered into, by a party to this agreement or any Related Body Corporate of such party.

      5.3 A Shareholder must notify Gasgoyne within 30 days of the acquisition of any interest or the option to acquire any mining tenements wholly or partially within the Area of Interest (the "ACQUIRED INTEREST"). The Shareholder's notice must describe in detail.

            (a)   the acquisition;

            (b)   the lands and minerals covered thereby;

            (c)   the costs of the acquisition; and

            (d) the reasons why the Shareholder believes the acquisition of the acquired interest is, or is not, in the best interests of Gasgoyne.

            The Shareholder must also make any and all information concerning the acquired interest available for inspection by Gasgoyne

      5.4 Gasgoyne may, within 30 days of receipt of a notice under clause 5.3, elect to accept all of the acquired interest and:

            (a) the acquiring Shareholder must convey, or procure the conveyance of, the acquired interest to Gasgoyne; and

            (b) Gasgoyne must promptly pay to the acquiring Shareholder its actual out-of-pocket acquisition costs for the acquired interest.


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                                                                             8

      5.5 If Gasgoyne does not elect to accept all of the acquired interest pursuant to clause 5.4, it shall have no interest in the acquired interest.

      5.6 The parties acknowledge that the definition of "Area of Interest" in clause 1.1 of this agreement will be the subject of review as to its scope and for this purpose agree to meet and negotiate in good faith to review that definition as soon as is reasonably practicable following the date of this agreement.

6     CASH CALLS

      6.1 Gasgoyne must make monthly determinations by the twentieth of each month of the excess or deficit of cash as at the end of the previous month compared to the minimum cash reserve or other reserves as established from time to time by the Board and must issue Cash Calls to each Shareholder for any deficit in proportion to its shareholding interest in Gasgoyne

      6.2 If a Shareholder defaults in responding to a Cash Call, and fails to cure such default within 5 days of notice of such default, the non-defaulting Shareholder has the following options:

            (a) to contribute the defaulting Shareholder's proportional share of the Cash Call, in which case clause 6.3 will apply;

            (b) to contribute the defaulting Shareholder's proportional share of the Cash Call, identifying such contribution as an Advance to the defaulting Shareholder to be repaid according to agreed upon terms; or

            (c) not to contribute the defaulting Shareholder's proportional share of the Cash Call.

            Any contribution by the non-defaulting Shareholder is at its sole discretion.

      6.3 If the non-defaulting Shareholder makes an election under clause 6.2(A), then the Cash Calls made by the Shareholders (including, in respect of the non-defaulting Shareholder, the contribution made under clause 6.2(A)) must be capitalised by issuing to the Shareholders that number of Shares necessary to procure that each Shareholder's shareholding interest is a percentage equal to the following ratio expressed as a percentage:

                          Shareholder's Contribution
                         ----------------------------
                              Total Contributions

            Where:

            SHAREHOLDER'S CONTRIBUTION means, in respect of a Shareholder, the aggregate dollar amount of:

            (a) $8l,500,000, being the amount agreed upon as representing the initial contribution of each Shareholder; and


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                                                                             9

            (b) the aggregate dollar amount of all Cash Calls paid to Gasgoyne by the Shareholder.

            TOTAL CONTRIBUTIONS means the aggregate of each Shareholder's Contributions.

      6.4 The parties agree to take all steps necessary to give effect to clause 6.3 including using all reasonable endeavours to obtain all necessary Clearances for any issue of Shares pursuant to clause 6.3.

7     Board of  Directors of Gasgoyne

      7.1 The board of directors of Gasgoyne will, from the date of this agreement, consist of six persons, or such other number as SGW and Coeur Australia may agree from time to time.

      7.2 Subject to clause 7.4, SGW and Coeur Australia are each entitled to appoint three Directors, to remove any Director appointed by it, and to replace a Director appointed by it who dies, resigns or is removed from or otherwise vacates office (other than as a result of the operation of clause 7.4).

      7.3 The parties must, promptly after signing this agreement, cause the Board to be comprised of the following persons:

            SGW  APPOINTEES:                Messrs Peter Lalor, Chris Lalor
                                            and David Paull

            COEUR AUSTRALIA APPOINTEES:     Messrs Dennis Wheeler, James Sabala
                                            and Robert Martinez

      7.4 Entitlement to representation on the Board is based on the proportional shareholding interests of the Shareholders. If the Shareholders proportionate shareholding interests change from the 50%/50% ratio existing as at the date of this agreement, entitlement to representation on the Board must be adjusted by increasing the entitlement of the Shareholder increasing its shareholding interest and decreasing the entitlement of the Shareholder reducing its shareholding interest by:

            (a)   one  Director  when  the   shareholding   interests  of  the
                  Shareholders reaches a 55%/45% ratio;

            (b) a second Director when the shareholding interests of the Shareholders reaches a 65%/35% ratio;

            (c) a third Director when the shareholding interests of the Shareholders reaches a 75%/25% ratio;

            and the Shareholder whose entitlement decreases must cause the relevant number of Directors appointed by it to resign.

      7.5 For so long as SGW is entitled to not less than 50% of the Shares or is the largest individual shareholder in Gasgoyne, SGW is entitled to nominate one of its appointed Directors as Chairman and one as


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                                                                            10

            Managing Director (or one director as both Chairman and Managing Director). For so long as Coeur Australia is entitled to not less than 50% of the Shares, Coeur Australia is entitled to nominate one of its appointed Directors as Deputy Chairman.

      7.6 An appointment or removal of a Director must be in writing served on Gasgoyne and signed by or on behalf of the Shareholder entitled to appoint or remove the Director. An appointment or removal is effective on delivery of that written instrument to the registered office of Gasgoyne.

      7.7 Each Director may appoint an alternate director or a proxy or both, in accordance with the Articles.

      7.8 The quorum for meetings of Directors is the presence in person (including, but not limited to, presence by telephone or other instantaneous means of communication) or by alternate or proxy of one Director appointed by each Shareholder:

      7.9 Subject to clause 8, decisions of the Board are to be made by a majority vote. Except as provided by clause 8.3, the Chairman is not entitled to a casting vote.

      7.10 At any meeting of the Board, the Directors present in person (including, but not limited to, presence by telephone or other instantaneous means of communication) or by alternate or proxy appointed by a Shareholder are collectively entitled to exercise a number of votes equal to the total number of Directors appointed by that Shareholder, whether or not all the Directors appointed by that Shareholder are so present.

8     CERTAIN CORPORATE ACTIONS

      8.1 Subject to this agreement and the Management Services Agreement, the Board is to be responsible for managing the business and affairs of Gasgoyne, including:

            (a)   establishing Gasgoyne's general policies and objectives;

            (b) determining matters of a major or unusual nature which are outside the ordinary course of Gasgoyne's business; and

            (c) adopting by 1 June of each year a business plan and budget for Gasgoyne for the. ensuing financial year.

      8.2 Notwithstanding any other provision of this agreement or the Articles Gasgoyne must not

            (a) take any of the following actions without Majority Approval of the Board:

                  (i) approval of the general compensation policy and benefits plans of the employees of Gasgoyne or its subsidiaries;


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                                                                            11

                  (ii)   approval  of   Gasgoyne's   financial  and  operating
                         results (including approval of the Accounts);

                  (iii) approval of any financial institution, terms and conditions and amounts with respect to any standard lines of credit or borrowings to be utilised or secured by Gasgoyne or any of its subsidiaries not exceeding $2,000,000;

                  (iv) the direction of any litigation involving Gasgoyne or any of its subsidiaries and the retention of outside counsel;

                  (v)    determination  of  the  cash  investment   policy  of
                         Gasgoyne;

            (b) take any of the following actions without Special Approval of the Board:

                  (i) any project requiring capital expenditures in excess of $2,000,000;

                  (ii)   the sale or lease of assets of Gasgoyne or any of its
                         subsidiaries   having  a  sales   price  or   current
                         appraised value in excess of $2,000,000;

                  (iii) the commencement of operations at any property owned or controlled by Gasgoyne or any of its subsidiaries including the approval of the initial operating plan and budget;

                  (iv) the amounts of any lines of credit and/or borrowings exceeding $2,000,000;

                  (v) the creation of any liens or encumbrances on Gasgoyne assets, except minor liens incurred in the ordinary course of business;

                  (vi) the settlement of litigation involving an amount exceeding $500,000;

                  (vii) the establishment from time to time of minimum cash reserve or other reserves to be used for determining the level of cash distributions or capital contributions;

                  (viii) the  change  of  auditors  in  connection   with  the
                         auditing  of   Gasgoyne's   books,   records   and/or
                         financial statements;

                  (ix)   approval of forward sales or hedging programmes;

                  (x) Except as otherwise agreed between SGW and Coeur, the sales of gold bullion produced by Gasgoyne to either SGW or Coeur Australia and the sale of any other materials produced by Gasgoyne;

                  (xi) the liquidation, dissolution or general winding up of Gasgoyne or the filing on behalf of Gasgoyne or the appointment to Gasgoyne of an administrator, receiver or manager or other like official;

                  (xii)  any variation in the nature or scope of the Business;

                  (xiii) any  issue  by   Gasgoyne  of  any  shares  or  other
                         securities; or

                  (xiv) any modification or amendment of the Management Services Agreement.

      8.3 In the case of a fled vote on any of the matters set out in clause 8.2(a), the Chairman will be entitled to a casting vote.

      8.4 The Shareholders hereby delegate to the Board the authority to adjust, by unanimous approval, the figures contained in section 8.2(a)(iii), (b)(i), (ii), (iv) and (vi).

      8.5 SGW and Coeur Australia agree to take such steps as are necessary to ensure that Coeur Australia is represented on the Yilgarn Star Production Joint Venture operating committee.

      8.6 The parties must enter into, and cause Gasgoyne to enter into, the Management Services Agreement.

9     DIVIDEND POLICY

      9.1 The parties agree that as and when profits are made by Gasgoyne, after making provision for tax and reserves for working capital, the balance will be available for quarterly distribution by way of dividend or other lawful manner agreed upon by the parties.

      9.2 The Shareholders must procure that each of their appointees to the Board give effect to the dividend policy under this clause 9.

10    ACCOUNTS AND RECORDS

      10.1 Each Shareholder is entitled at any time to have its accountants or other representatives review the annual reports of Gasgoyne produced by Gasgoyne's auditors as well as all accounting records and books of account of Gasgoyne.

      10.2 Each Shareholder is entitled at any time to have its representatives review documents, including maps and data, with respect to all aspects of Gasgoyne's business, and shall have the right to inspect, at all reasonable times, Gasgoyne's operations and property.

11    SHAREHOLDER COMMITMENT

      11.1 Each party, acknowledging its commitment to the success of Gasgoyne, agrees to take any steps which for the time being are within its power and are necessary to procure that:

            (a) its voting rights (including the voting rights of any Wholly-owned Subsidiary) as a shareholder in Gasgoyne; and

            (b) the voting rights of Directors nominated by it (and of their alternate directors) at Board meetings;

            are exercised in a manner, and that it and they otherwise act, so as to ensure that:

            (c)   Gasgoyne acts in conformity with this agreement;

            (d) full information on the activities of Gasgoyne and its finances is available to all Directors at all times;

            (e)   clause 6 is complied with; and

            (f) no Director commits any breach of duty under the Memorandum, the Articles or the Corporations Law.

      11.2 Each party agrees to take any steps which for the time being are within its power and are necessary to procure that, except in accordance with this agreement or with the prior consent of the parties:

            (a) effect is given the provisions of this agreement at all times;

            (b) no alteration is made to the Memorandum, the Articles or the name of Gasgoyne;

            (c) no shares or debentures of Gasgoyne are issued or agreed to be issued or put under option; (d) no alteration is made to the capital structure of Gasgoyne; (e) no alteration is made to the rights attached to any Shares.

12    TERMINATION

SHAREHOLDER DEFAULT

            12.1 If in respect of SGW or Coeur Australia or a Wholly-owned Subsidiary of SGW or Coeur Australia that holds Shares ("RELEVANT SHAREHOLDER"):

                  (a) an order is made or an effective resolution is passed for the winding up or dissolution without winding up (otherwise than for the purposes of reconstruction or amalgamation) and remains in effect for a continuous period of 30 days;

                  (b) a receiver, receiver and manager, judicial manager, liquidator, administrator or like official is appointed over the whole or a substantial part of the undertaking or property of the relevant shareholder and the appointment remains in effect for a continuous period of 30 days;

                  (c) a holder of an encumbrance takes possession of the whole or any substantial part of the undertaking and property of the relevant shareholder and remains in possession for a continuous period of 30 days;

                  (d) the relevant shareholder ceases to be a Parent or Wholly-owned Subsidiary of SGW or Coeur Australia, and fails to transfer its Shares in accordance with clause
                        4.9 within 30 days of ceasing to be a Parent or Wholly-owned Subsidiary;

                  (e) the relevant shareholder or a Related Body Corporate of the relevant shareholder has committed a breach of commercial significance of any of its obligations under or in connection with this agreement which remains unremedied for 30 days after notice of the breach has been given by the other of SGW or Coeur Australia to the relevant shareholder;

                  (f) the relevant shareholder has defaulted in responding to a Cash Call and fails to cure such default within 5 days of notice of such default, and the Cash Call remains unpaid by the relevant shareholder 5 days after the non-defaulting shareholder elects under clause 6:2(c) not to contribute the defaulting Shareholder's proportional share of the Cash Call; or

                  (g) the relevant shareholder or a related body corporate of the relevant shareholder breaches the Management Services Agreement,

            the other of SGW or Coeur Australia (as the case requires) has the option to purchase or nominate a purchaser of all (but not less than all) of the Shares which the relevant shareholder and every Related Body Corporate of the relevant shareholder hold (THE RELEVANT SHARES).

      12.2 The option is exercisable by the other of SGW or Coeur Australia delivering a notice to the relevant shareholder within 60 days of knowledge of the occurrence of the event giving rise to the option, stating that it wishes to purchase or nominate the purchaser of the relevant shares and, in the latter case, stating the name and address of the nominee.

      12.3 The parties agree to attempt to reach agreement on a price for the relevant shares within 30 days of the date of receipt of the notice referred to in clause 12.2. If agreement is not reached within that period, each of SGW or Coeur Australia must within seven days of the end of the 30 day period appoint a member of the Institute of Chartered Accountants in Australia of at least five years' standing as a valuer. The valuers are to attempt to reach agreement on the value of the relevant shares and their agreed valuation is conclusive and binding on the Parties in the absence of manifest error. The parties agree that a value so determined will constitute the price for the relevant shares.

      12.4 If agreement is not reached by the valuers within 30 days after the end of the seven day period, the two valuers are to select promptly a third valuer (being a member of at least five years' standing of the Institute of Chartered Accountants in Australia) to value the relevant shares. The third valuer is to complete the valuation process within 60 days after the end of the seven day period and the third valuer's valuation is conclusive and binding on the parties in the absence of manifest error. The parties agree that a value so determined will constitute the price for the relevant shares. All valuers under this agreement are appointed as experts and not as arbitrators and their procedures for determination are to be decided by them in their absolute discretion.

      12.5 A valuer appointed or selected under this clause 12 may, before arriving at the value of the relevant shares, deduct any amount which the valuer considers fair having regard to any financial assistance given by the other of SGW or Coeur Australia to Gasgoyne after the option mentioned in clause 12.1 arises.

      12.6 The completion of a sale and transfer of the relevant shares under clauses 12.1 to 12.5 is to take place on or before the later of the 30th day after agreement is reached by the parties on a price for the relevant shares or a determination is made by the valuers or valuer.

      12.7 At the time of completion of a sale and transfer of Shares under this clause 12:

            (a)   the transferor is to hand to the transferee:

                  (i) transfers in favour of the transferee of all Shares sold executed by the holders of those Shares;

                  (ii)  share certificates for those Shares; and

                  (iii) written    resignations   of   appointees   of   those
                        shareholders to the Board; and

            (b) the transferee is to hand to the transferor a bank cheque for the sale price of the Shares.

      12.8 On completion of a sale and transfer of Shares under this clause 12 then, without derogating from the rights of a party accrued prior to completion, the provisions of this agreement (other than clauses imposing obligations of confidentiality) terminate.

13    COSTS

            Each party agrees to bear its own legal and other costs and expenses in connection with the preparation and execution of this agreement and of other related documentation.

14    INCONSISTENCY WITH MEMORANDUM OR ARTICLES

            The parties intend that if an inconsistency arises between:

            (a)   the Memorandum or Articles; and

            (b)   this agreement,

            this agreement should prevail to the extent of the inconsistency and each party agrees to take any steps which for the time being are within its power and are necessary to procure that the Memorandum or Articles or both are altered to eliminate the inconsistency.

15    NOTICES

      15.1 A notice, approval, consent, or other communication in connection with this agreement:

            (a)   must be in writing;

            (b)   must be marked for the  attention of the person named below;
                  and

            (c) must be left at the address of the addressee or, except where it is required to be delivered, sent by prepaid ordinary post (airmail if posted to or from a place outside Australia) to the address of the addressee or sent by facsimile to the facsimile number of the addressee which is specified in this clause or if the addressee notifies another address or facsimile number then to that address or facsimile number.

                  The address and facsimile number of the parties is:

                  SGW, BURMINE AND ORION
                  Address:      16 Parliament Place West Perth WA 6005
                  Facsimile:    (619) 481 1271
                  Attention:    Peter Lalor

                  COEUR AUSTRALIA
                  Address:      C/- Coeur d'Alene Mines Corporation
                                505 Front Avenue
                                Coeur d'Alene
                                Idaho 83814 USA
                  Facsimile:    (208) 667 2213
                  Attention:    Dennis Wheeler

                  GASGOYNE
                  Address:      16 Parliament Place West Perth WA 6005
                  Facsimile:    (619) 481 1271
                  Attention:    Chris Lalor

      15.2 A notice, approval, consent or other communication takes effect from the time it is received unless a later time is specified in it.

      15.3  A letter or facsimile is taken to be received:

            (a) in the case of a posted letter, on the third (seventh, if posted to or from a place outside Australia) day after posting; and

            (b) in the case of facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient.

16    MISCELLANEOUS

EXERCISE OF RIGHTS

      16.1 A party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by a party does not prevent a further exercise of that or of any other right, power or remedy. Failure by a party to exercise or delay in exercising a right, power or remedy does not prevent its exercise.

WAIVER AND VARIATION

      16.2  A provision of or a right created under this agreement may not be:

            (a) waived except in writing signed by the party granting the waiver; or

            (b)   varied except in writing signed by the Parties.

APPROVALS AND CONSENTS

      16.3 A party may give conditionally or unconditionally or withhold its approval or consent in its absolute discretion unless this agreement expressly provides otherwise.

REMEDIES CUMULATIVE

      16.4 The rights, powers and remedies provided in this agreement are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this agreement.

FURTHER ASSURANCES

      16.5 Each party agrees, at its own expense, on the request of another party, to do everything reasonably necessary to give effect to this agreement and the transactions contemplated by it, including, but not limited to, the execution of documents, amendment of the Articles, and to use all reasonable endeavours to cause relevant third parties to do likewise.

NO PARTNERSHIP

      16.6 Nothing contained or implied in this agreement constitutes a party the partner, agent or legal representative of another party or for any purpose or creates any partnership, agency or trust, and no party has any authority to bind another party in any way.

INJUNCTIVE RELIEF

      16.7 The parties acknowledge that damages may be inadequate compensation for a breach of this agreement. As a result, the parties agree that, in addition to any other remedies available at law or in equity, each party is entitled to injunctive relief and specific performance to enforce the obligations under this agreement.

CONFIDENTIALITY

      16.8 All information exchanged between the parties under this agreement or during the negotiations preceding this agreement is confidential to them and may not be disclosed to any person except:

            (a) to employees, legal advisers, auditors and other consultants of the party or its related bodies corporate requiring the information for the purposes of this agreement; or

            (b)   with the consent of the party who supplied the  information;
                  or

            (c) if the information is, at the date this agreement is entered into, lawfully in the possession of the recipient of the information through sources other than the party who supplied the information; or

            (d)   if required by law or a stock exchange; or

            (e) if strictly and necessarily required in connection with legal proceedings relating to this agreement; or

            (f) if the information is generally and publicly available other than as a result of breach of confidence by the person receiving the information.

COUNTERPARTS

      16.9 This agreement may be signed in any number of counterparts. All such counterparts taken together constitute one and the same instrument.

17    ENTIRE AGREEMENT

            This agreement and the agreements contemplated by this agreement constitute the entire agreement of the parties with reference to their subject matter and any previous agreements, understandings and negotiations on that subject matter cease to have any effect.

18    GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

      18.1 This agreement and the transactions contemplated by this agreement are governed by the law in force in Perth.

      18.2 Each party irrevocably and unconditionally submits and agrees to procure that its Related Bodies Corporate submit to the non-exclusive jurisdiction of the courts of Perth, courts exercising Federal jurisdiction in Perth and courts of appeal from them for determining any dispute concerning this agreement, or the transactions contemplated by this agreement. Each party waives and agrees to procure that its Related Bodies Corporate waive any right they have to object to an action being brought in those courts including, but not limited to, claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

      18.3 Without preventing any other mode of service, my document in an action (including, but riot limited to, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 15.

EXECUTED as an agreement

EXECUTION PAGE

THE COMMON SEAL OF SONS OF                )
GWALIA LIMITED is affixed in accordance   )
with its articles of association in the   )
presence of                               )

 /s/CHRIS LALOR                                /s/EARDLEY M. ROSS-ADJIE
 ------------------------------                ------------------------------
 Signature of authorised person                Signature of authorised person

 Executive Director                            Executive Director
 ------------------------------                ------------------------------
 Office held                                   Office held

 Chris Lalor                                   Eardley M. Ross-Adjie
 ------------------------------                ------------------------------
 Name of authorised person                     Name of authorised person


THE COMMON SEAL OF BURMINE                )
INVESTMENTS PTY LIMITED is                )
affixed in accordance with its            )
articles of association in the            )
presence of;                              )

 /s/CHRIS LALOR                                /s/EARDLEY M. ROSS-ADJIE
 ------------------------------                ------------------------------
 Signature of authorised person                Signature of authorised person

 Executive Director                            Executive Director
 ------------------------------                ------------------------------
 Office held                                   Office held

 Chris Lalor                                   Eardley M. Ross-Adjie
 ------------------------------                ------------------------------
 Name of authorised person                     Name of authorised person


THE COMMON SEAL of ORION                  )
RESOURCES NL is affixed in accordance     )
with its articles of association in the   )
presence of:                              )

 /s/CHRIS LALOR                                /s/EARDLEY M. ROSS-ADJIE
 ------------------------------                ------------------------------
 Signature of authorised person                Signature of authorised person

 Executive Director                            Executive Director
 ------------------------------                ------------------------------
 Office held                                   Office held

 Chris Lalor                                   Eardley M. Ross-Adjie
 ------------------------------                ------------------------------
 Name of authorised person                     Name of authorised person

21

THE COMMON SEAL of COEUR                  )
AUSTRALIA PTY LIMITED is affixed          )
in accordance with its articles           )
of association in the presence of:        )


 ------------------------------                ------------------------------
 Signature of authorised person                Signature of authorised person


 ------------------------------                ------------------------------
 Office held                                   Office held


 ------------------------------                ------------------------------
 Name of authorised person                     Name of authorised person


THE COMMON SEAL of GASGOYNE GOLD MINES NL is affixed in accordance with its articles of association in the presence of:

 /s/CHRIS LALOR                                /s/EARDLEY M. ROSS-ADJIE
 ------------------------------                ------------------------------
 Signature of authorised person                Signature of authorised person

 Executive Director                            Executive Director
 ------------------------------                ------------------------------
 Office held                                   Office held

 Chris Lalor                                   Eardley M. Ross-Adjie
 ------------------------------                ------------------------------
 Name of authorised person                     Name of authorised person